Exhibit 32.2

Certification pursuant to Rule 13a-14(b) / Section 1350

In connection with the Quarterly Report of NTN Buzztime, Inc. (the “Registrant”) on Form 10-Q for the period ended June 30, 2009, I, Kendra Berger, Chief Financial Officer, do hereby certify that:

(1)
the Quarterly Report on Form 10-Q of the Registrant for the period ended June 30, 2009, as filed with the Securities and Exchange Commission (the “Report”), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: August 14, 2009	/s/ KENDRA BERGER
Kendra Berger
Chief Financial Officer
NTN Buzztime, Inc.